UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ____________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): May 10, 2005

                           Critical Therapeutics, Inc.
               (Exact name of registrant as specified in charter)

        Delaware                000-50767             04-3523569
 (State or other juris-        (Commission           (IRS Employer
diction of incorporation      File Number)        Identification No.)


  60 Westview Street, Lexington, Massachusetts                   02421
    (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (781) 402-5700

                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

       [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

     On May 10, 2005, Critical Therapeutics, Inc. announced its financial results for the quarter ended March 31, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 10, 2005                CRITICAL THERAPEUTICS, INC.

                                   By:   /s/ Frank E. Thomas
                                         ---------------------------------------
                                         Frank E. Thomas
                                         Chief Financial Officer, Senior Vice
                                         President of Finance, and Treasurer

                                  EXHIBIT INDEX

Exhibit No.                                  Description
-----------                                  ----------------

99.1                                         Press Release dated May 10, 2005.